                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 4/01/04 - 4/30/04


                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                                         DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                        FORM NO.       ATTACHED        ATTACHED
------------------                                                                        --------       --------       -----------
Schedule of Cash Receipts and Disbursements                                               MOR - 1
     Weekly Receipts & Disbursements                                                         A              X
     Cash Disbursements by Petitioning Entity                                                B              X
     Bank Account Information                                                                C              X
Statement of Operations                                                                   MOR - 2           X
Balance Sheet                                                                             MOR - 3           X
Status of Postpetition Taxes                                                              MOR - 4           X
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                          X
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                 X
Summary of Unpaid Postpetition Debts                                                      MOR - 4           X
Summary Accounts Receivable Aging                                                         MOR - 5           X
Debtor Questionnaire                                                                      MOR - 5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:



/s/ Rebecca A. Roof                            Interim Chief Financial Officer
----------------------------------             ---------------------------------
Signature of Responsible Party                 Title

Rebecca A. Roof                                6/15/2004
----------------------------------             ---------------------------------
Printed Name of Responsible Party              Date: June 15, 2004

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04


NOTES TO THE MONTHLY OPERATING REPORT


GENERAL

The report includes activity from the following Debtors and related Case Numbers [1][2][3][4]


DEBTOR                                                                        CASE NUMBER
------                                                                        -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                       03-10945
ABCO Food Group, Inc.                                                         03-10946
ABCO Markets, Inc.                                                            03-10947
ABCO Realty Corp.                                                             03-10948
Favar Concepts, Ltd.                                                          03-10953
Fleming Foods Management Co., L.L.C.                                          03-10954
Fleming Foods of Texas, L.P.                                                  03-10955
Fleming International, Ltd.                                                   03-10956
Fleming Transportation Service, Inc.                                          03-10957
Fleming Supermarkets of Florida, Inc.                                         03-10958
Food 4 Less Beverage Company, Inc.                                            03-10959
FuelServ, Inc.                                                                03-10960
Piggly Wiggly Company                                                         03-10965
Progressive Realty, Inc.                                                      03-10966
Rainbow Food Group, Inc.                                                      03-10967
Retail Investments, Inc.                                                      03-10968
Retail Supermarkets, Inc.                                                     03-10970
RFS Marketing Services, Inc.                                                  03-10971
Richmar Foods, Inc.                                                           03-10972
Dunigan Fuels, Inc.                                                           03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                                 03-10944
ASI Office Automation, Inc.                                                   03-10949
Core-Mark Mid-Continent, Inc.                                                 03-10950
Core-Mark Interrelated Companies, Inc.                                        03-10951
C/M Products, Inc.                                                            03-10952
General Acceptance Corporation                                                03-10961
Marquise Ventures Company, Inc.                                               03-10962
Head Distributing Company                                                     03-10963
Minter Weisman Co.                                                            03-10964


NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc. Of the "Fleming 7", one division (Marshfield) was closed during 2003 and three divisions (one of the two divisions in Head and Chicago and Altoona) were closed at the end of 2003.

[4] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
WEEKLY RECEIPTS AND DISBURSEMENTS[1]
(DOLLARS IN 000'S)

                                                                                                            CURRENT     CUMULATIVE
                                                                                                             PERIOD      FILING TO
                                                WEEK 1     WEEK 2       WEEK 3      WEEK 4       WEEK 5      TOTAL         DATE
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------
CASH RECEIPTS:
   Fleming Receipts                           $     260         775         147        1,402         468   $    3,052  $ 2,462,635
   Core-Mark Receipts[3]                         26,457      69,569      64,848       68,587      67,780      297,242    4,131,603
   Asset / Excess Inventory Sales & Other            --          --          --          238          --          238      330,293
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------
ACTUAL RECEIPTS                               $  26,717   $  70,344   $  64,995   $   70,227   $  68,247   $  300,531  $ 6,924,531
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming               $     (32)        (24)        (80)          (1)        (27)  $     (163) $(1,620,360)
   Material Purchases - Core-Mark[3]            (20,125)    (52,638)    (51,022)     (52,418)    (54,855)    (231,057)  (3,055,652)
   Tax Disbursements - Cigarettes                (3,594)    (10,186)    (12,998)     (13,402)    (10,335)     (50,516)    (632,176)
   Tax Disbursements - Other                         (3)        (16)       (133)         (27)        (87)        (267)     (13,335)
   Employee & Payroll[5]                          1,592      (3,600)     (1,843)      (4,169)       (903)      (8,922)    (378,457)
   Lease & Recurring Costs                         (917)       (257)       (228)        (428)       (591)      (2,420)    (101,231)
   Other Operating Costs                           (788)     (1,624)     (3,361)      (1,428)     (2,334)      (9,535)    (295,506)
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS     $ (23,866)  $ (68,344)  $ (69,665)  $  (71,873)  $ (69,133)  $ (302,881) $(6,096,717)
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments[2]       $      --          --          --           --          --   $       --  $  (102,548)
   Capital Expenditures                              --          --          --           --          --           --       (2,216)
   Restructuring & Professional Fees                (60)       (591)        (19)      (1,736)     (2,805)      (5,212)     (85,677)
   Interest & Financing                              --        (363)         --         (544)       (122)      (1,029)     (86,085)
   Other Non-Operating Costs                         --          --          --           --          --           --           --
   Debt Repayment[4]                                                  $      --   $   (2,035)              $   (2,035) $  (422,799)
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS $     (60)  $    (954)  $     (19)  $   (4,314)  $  (2,927)  $   (8,275) $  (699,325)
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------
TOTAL ACTUAL DISBURSEMENTS                    $ (23,927)  $ (69,299)  $ (69,683)  $  (76,187)  $ (72,060)  $ (311,156) $(6,796,043)
                                              ---------   ---------   ---------   ----------   ---------   ----------  -----------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                                          (311,156)
   LESS:  Transfers to Debtor in Possession Accounts                                                               --
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                 --
                                                                                                             --------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                              (311,156)
                                                                                                             --------


NOTES

[1] Weekly Receipts and Disbursements include both Core-Mark and Fleming for the current month. Week one contains only two business days.

[2] This Monthly Operating report (including the periods covering April 1, 2003 through March 31, 2004 reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts, although only three currently remain open.

[4] $2.0 million of pre-petition debt was paid down as follows: Revolver $0.9 million, Term $0.8 million, and $0.3 million was set aside to collateralize letters of credit.

[5] Week one includes a funding correction of $1.6 million from week five of the prior reporting period.



                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
CASH DISBURSEMENTS BY PETITIONING ENTITY[1]
(DOLLARS IN 000'S)

                                                                                                           CUMULATIVE FILING TO
PETITIONING ENTITIES                                      CASE NUMBER       CURRENT PERIOD TOTAL                   DATE
--------------------                                      -----------       --------------------           --------------------
Core-Mark International, Inc.                               03-10944            $ (204,809)                   $ (2,709,955)
Fleming Companies, Inc.                                     03-10945               (19,086)                     (2,615,606)
ABCO Food Group, Inc.                                       03-10946                                                    --
ABCO Markets, Inc.                                          03-10947                                                    --
ABCO Realty Corp.                                           03-10948                                                    --
ASI Office Automation, Inc.                                 03-10949                                                    --
Core-Mark Mid-Continent, Inc.                               03-10950               (46,641)                       (597,153)
Core-Mark Interrelated Companies, Inc.                      03-10951                (8,229)                       (100,903)
C/M Products, Inc.                                          03-10952                                                    --
Favar Concepts, Ltd.                                        03-10953                                                  (667)
Fleming Foods Management Co., L.L.C.                        03-10954                                                    --
Fleming Foods of Texas, L.P.                                03-10955                                              (113,199)
Fleming International, Ltd.                                 03-10956                                                (1,399)
Fleming Transportation Service, Inc.                        03-10957                                                   124
Fleming Supermarkets of Florida, Inc.                       03-10958                                                    --
Food 4 Less Beverage Company, Inc.                          03-10959                                                    --
Fuelserv, Inc.                                              03-10960                                                    --
General Acceptance Corporation                              03-10961                                                    --
Marquise Ventures Company, Inc.                             03-10962                                                    --
Head Distributing Company                                   03-10963                (8,245)                        (95,287)
Minter Weisman Co.                                          03-10964               (24,146)                       (292,623)
Piggly Wiggly Company                                       03-10965                                                  (891)
Progressive Realty, Inc.                                    03-10966                                                    (4)
Rainbow Food Group, Inc.                                    03-10967                                               (31,595)
Retail Investments, Inc.                                    03-10968                                              (165,252)
Retail Supermarkets, Inc.                                   03-10970                                                    --
RFS Marketing Services, Inc.                                03-10971                                                    --
Richmar Foods, Inc.                                         03-10972                                               (71,566)
Dunigan Fuels, Inc.                                         03-10973                                                   (67)
                                                                                ----------                    ------------
TOTAL ACTUAL DISBURSEMENTS[2][3]                                                $ (311,156)                   $ (6,796,043)
                                                                                ----------                    ------------

NOTES

[1] Employee and Payroll disbursements for the current period, per the Weekly Receipts and Disbursements schedule, were $0.7 million for Fleming Companies, Inc. and $8.2 million for Core-Mark International, Inc.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for for the current month and for 04/01/03 through the current month for the Cumulative Filing to Date.



                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD 04/01/04 - 04/30/04
BANK ACCOUNT INFORMATION


                                                                                     ACCOUNT
PETITIONING ENTITIES                                      BANK                        NUMBER             TYPE
----------------------------                       ----------------------         -------------   -----------------------
Core-Mark International, Inc                       Bank Of Montreal                  5691032070   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                127881013601   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                 07600000313   Depository/Disbursement
Core-Mark International, Inc                       Bank Of Montreal                 07601154963   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                 07601102397   Disbursement
Core-Mark International, Inc                       Bank Of Montreal               0004-1664-436   Disbursement
Core-Mark International, Inc                       Bank Of Montreal                 07604601086   FX Swap Funding Acct
Core-Mark International, Inc                       JP Morgan                          323252028   Depository
Core-Mark International, Inc                       JP Morgan Chase                   9102775419   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                   9102775435   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                   9102775443   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                   9102775427   Disbursement
Core-Mark International, Inc                       JP Morgan Chase                    601809668   Disbursement
Core-Mark International, Inc                       Scotia Bank                     112390010715   Depository
Core-Mark International, Inc                       Scotia Bank                      71480000914   Depository
Core-Mark International, Inc                       Scotia Bank                    4052700104313   Depository
Core-Mark International, Inc                       Scotia Bank                     714800001414   Depository
Core-Mark International, Inc                       Scotia Bank                     714800011312   Depository
Core-Mark International, Inc                       Washington Trust Bank             1001823194   Depository
Core-Mark International, Inc                       Wells Fargo                       4159287788   Depository
Core-Mark International, Inc                       Wells Fargo                       4518099999   Depository
Core-Mark International, Inc                       Wells Fargo                       4311848436   Depository
Core-Mark International, Inc                       Wells Fargo                       4159555366   Depository
Core-Mark International, Inc                       Wells Fargo                       4518100110   Depository
Core-Mark International, Inc                       Wells Fargo                       4128523081   Depository
Core-Mark International, Inc                       Wells Fargo                       4518100235   Depository
Core-Mark International, Inc                       Wells Fargo                       4518100177   Depository
Core-Mark International, Inc                       Wells Fargo                       4758355309   Depository
Core-Mark International, Inc                       Wells Fargo                       4159688902   Depository
Core-Mark International, Inc                       Wells Fargo                       4091220731   Depository
Core-Mark International, Inc                       Wells Fargo                       4801900069   Depository
Core-Mark International, Inc                       Wells Fargo                       4801908815   Depository
Core-Mark International, Inc                       Wells Fargo                       4496851460   Depository
Core-Mark International, Inc                       Wells Fargo                       4311848584   Disbursement
Core-Mark International, Inc                       Wells Fargo                       4759613938   Disbursement
Core-Mark International, Inc                       Wells Fargo                       4518110564   Disbursement
Core-Mark International, Inc                       Wells Fargo/Wachovia               540459849   Disbursement
Core-Mark International, Inc                       Wilson & Muir                        7516436   Depository
Fleming Companies, Inc.                            Bank of America                   3751525666   Depository
Fleming Companies, Inc.                            Bank of America                   3751508777   Depository
Fleming Companies, Inc.                            Bank of America                   3751022745   Depository
Fleming Companies, Inc.                            Bank One                            10148350   Disbursement
Fleming Companies, Inc.                            Fleet Non Union Health               1713312   Disbursement
Fleming Companies, Inc.                            JP Morgan                           22426761   Disbursement
Fleming Companies, Inc.                            JP Morgan                         8806323919   Depository
Fleming Companies, Inc.                            JP Morgan                         8806363428   Depository
Fleming Companies, Inc.                            JP Morgan                          323252842   Depository
Fleming Companies, Inc.                            JP Morgan                         8806247712   Depository
Fleming Companies, Inc.                            JP Morgan                         8806232185   Depository
Fleming Companies, Inc.                            JP Morgan                         8806232227   Depository
Fleming Companies, Inc.                            JP Morgan                         8806258271   Depository/Disbursement
Fleming Companies, Inc.                            JP Morgan                         8806362958   Depository/Disbursement
Fleming Companies, Inc.                            JP Morgan                         8806170047   Disbursement
Fleming Companies, Inc.                            JP Morgan                         8805174594   Disbursement
Fleming Companies, Inc.                            JP Morgan                         6300030353   Disbursement
Fleming Companies, Inc.                            JP Morgan                         6300064998   Disbursement
Head Distributing Co.                              Bank Of America                   3752010688   Depository
Head Distributing Co.                              Suntrust                          8801337430   Depository
Head Distributing Co.                              Union Planters Bank               3500594164   Depository
Minter Weisman                                     Bank of America                   3299781296   Disbursement
Plymouth (minter weisman)                          US Bank                         160234449926   Depository



                                                                   FORM MOR - 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN 000'S)

                                                            APRIL 1, 2004 -
FLEMING COMPANIES, INC. & SUBSIDIARIES[1][2][3]             APRIL 30, 2004
--------------------------------------------------          ---------------
NET SALES                                                   $  351,547
COSTS AND EXPENSES:
     Cost of sales                                            (341,932)
     Selling and administrative                                 (9,194)
     Reorganization items, net                                  (1,375)
     Interest expense                                             (125)
     Interest income and other                                     501
     Impairment/restructuring charges                           (1,437)
                                                            ----------
         TOTAL COSTS AND EXPENSES                             (353,562)
                                                            ----------
     Income/(Loss) before income taxes                          (2,015)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   (2,015)
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes[4][5]                  (144,911)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               (144,911)
                                                            ----------
NET INCOME/(LOSS)                                           $ (146,925)
                                                            ----------


NOTES

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[2] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[3] Continuing Operations as of the current month includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

[4] On June 1, 2004, the Court approved a settlement between the Company and the Pension Benefit Guarantee Corporation (PBGC) related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The Fleming Companies, Inc. Statement of Operations for April reflects the necessary adjustments to get the pension accrual to these settlement amounts, including a charge of $145 million relating to the $200 million liability for the General Unsecured Claim.

[5] Fleming has reached agreement in principle with the lead plaintiffs representing a class of vendors who provided goods directly to third party retailers prior to April 1, 2003 and for which remittances had allegedly been collected by Fleming but not turned over to the vendors (DSD vendors). The settlement amount is $17.5 million. The Fleming Companies, Inc. Statement of Operations for April reflects income of approximately $4.5 million to adjust the liability subject to compromise to the settlement amount. The Court has preliminarily approved this class action settlement, and the parties expect to obtain final approval on July 9, 2004.




                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED)[1]
(DOLLARS IN 000'S)


                                                          APRIL 1, 2004 -
ABCO FOOD GROUP, INC.                                     APRIL 30, 2004
---------------------                                     ---------------
NET SALES                                                   $     --
COSTS AND EXPENSES:
     Cost of sales                                                --
     Selling and administrative                                   --
     Reorganization items, net                                    --
     Interest expense                                             --
     Interest income and other                                    --
     Impairment/restructuring charges                             --
                                                            --------
         TOTAL COSTS AND EXPENSES                                 --
                                                            --------
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     --
                                                            --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   --
                                                            --------
NET INCOME/(LOSS)                                           $     --
                                                            --------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.



                                                                     FORM MOR -2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                            APRIL 1, 2004 -
CORE-MARK INTERNATIONAL, INC.                               APRIL 30, 2004
-----------------------------                               ---------------
NET SALES                                                   $    251,829
COSTS AND EXPENSES:
     Cost of sales                                              (244,668)
     Selling and administrative                                   (6,664)
     Reorganization items, net                                    (1,375)
     Interest expense                                               (125)
     Interest income and other                                       535
     Impairment/restructuring charges                                 --
                                                            ------------
         TOTAL COSTS AND EXPENSES                               (252,297)
                                                            ------------

     Income/(Loss) before income taxes                              (468)
     Taxes on income/(loss)                                           --
                                                            ------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       (468)
                                                            ------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                --
     Taxes on income/(loss)                                           --
                                                            ------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                       --
                                                            ------------
NET INCOME/(LOSS)                                           $       (468)
                                                            ------------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                            APRIL 1, 2004 -
CORE-MARK INTERRELATED COMPANIES, INC.                      APRIL 30, 2004
--------------------------------------                      ---------------
NET SALES                                                   $       8,576
COSTS AND EXPENSES:
     Cost of sales                                                 (8,303)
     Selling and administrative                                       (91)
     Reorganization items, net                                         --
     Interest expense                                                  --
     Interest income and other                                         (0)
     Impairment/restructuring charges                                  --
                                                            -------------
         TOTAL COSTS AND EXPENSES                                  (8,394)
                                                            -------------
     Income/(Loss) before income taxes                                182
     Taxes on income/(loss)                                            --
                                                            -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                         182
                                                            -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                 --
     Taxes on income/(loss)                                            --
                                                            -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                        --
                                                            -------------
NET INCOME/(LOSS)                                           $         182
                                                            -------------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.



                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                           APRIL 1, 2004 -
CORE-MARK MID-CONTINENT, INC.                              APRIL 30, 2004
-----------------------------                              ---------------
NET SALES                                                   $     43,495
COSTS AND EXPENSES:
     Cost of sales                                               (42,259)
     Selling and administrative                                     (886)
     Reorganization items, net                                        --
     Interest expense                                                 --
     Interest income and other                                        18
     Impairment/restructuring charges                                 --
                                                            ------------
         TOTAL COSTS AND EXPENSES                                (43,128)
                                                            ------------
     Income/(Loss) before income taxes                               367
     Taxes on income/(loss)                                           --
                                                            ------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                        367
                                                            ------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                --
     Taxes on income/(loss)                                           --
                                                            ------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                       --
                                                            ------------
NET INCOME/(LOSS)                                           $        367
                                                            ------------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                        APRIL 1, 2004 -
DUNIGAN FUELS, INC.                                     APRIL 30, 2004
-------------------                                     ---------------
NET SALES                                                   $   --
COSTS AND EXPENSES:
     Cost of sales                                              --
     Selling and administrative                                 --
     Reorganization items, net                                  --
     Interest expense                                           --
     Interest income and other                                  --
     Impairment/restructuring charges                           --
                                                            ------
         TOTAL COSTS AND EXPENSES                               --
                                                            ------
     Income/(Loss) before income taxes                          --
     Taxes on income/(loss)                                     --
                                                            ------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   --
                                                            ------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                         (22)
     Taxes on income/(loss)                                     --
                                                            ------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                (22)
                                                            ------
NET INCOME/(LOSS)                                           $  (22)
                                                            ------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                         APRIL 1, 2004 -
FAVAR CONCEPTS, LTD                                      APRIL 30, 2004
-------------------                                      ---------------
NET SALES                                                   $     --
COSTS AND EXPENSES:
     Cost of sales                                                --
     Selling and administrative                                   --
     Reorganization items, net                                    --
     Interest expense                                             --
     Interest income and other                                    --
     Impairment/restructuring charges                             --
                                                            --------
         TOTAL COSTS AND EXPENSES                                 --
                                                            --------
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     --
                                                            --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   --
                                                            --------
NET INCOME/(LOSS)                                           $     --
                                                            --------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                          APRIL 1, 2004 -
FLEMING COMPANIES, INC.                                   APRIL 30, 2004
-----------------------                                   ---------------
NET SALES                                                   $   15,344
COSTS AND EXPENSES:
     Cost of sales                                             (15,144)
     Selling and administrative                                   (435)
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                       9
     Impairment/restructuring charges                           (1,437)
                                                            ----------
         TOTAL COSTS AND EXPENSES                              (17,007)
                                                            ----------

     Income/(Loss) before income taxes                          (1,663)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   (1,663)
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes [2]                    (145,214)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               (145,214)
                                                            ----------
NET INCOME/(LOSS)                                           $ (146,877)
                                                            ----------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

[2] On June 1, 2004, the Court approved a settlement between the Company and the Pension Benefit Guarantee Corporation (PBGC) related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The Fleming Companies, Inc. Statement of Operations for April reflects the necessary adjustments to get the pension accrued to these settlement amounts, including a charge of $145 million relating to the $200 million liability for the General Unsecured Claim.



                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                         APRIL 1, 2004 -
FLEMING FOODS OF TEXAS, L.P.                             APRIL 30, 2004
----------------------------                             ---------------
NET SALES                                                   $     --
COSTS AND EXPENSES:
     Cost of sales                                                --
     Selling and administrative                                   --
     Reorganization items, net                                    --
     Interest expense                                             --
     Interest income and other                                    --
     Impairment/restructuring charges                             --
                                                            --------
         TOTAL COSTS AND EXPENSES                                 --
                                                            --------
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     --
                                                            --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            (3)
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   (3)
                                                            --------
NET INCOME/(LOSS)                                           $     (3)
                                                            --------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.



                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                  APRIL 1, 2004 -
FLEMING INTERNATIONAL, LTD                        APRIL 30, 2004
--------------------------                        ---------------
NET SALES                                           $     --
COSTS AND EXPENSES:
     Cost of sales                                        --
     Selling and administrative                           --
     Reorganization items, net                            --
     Interest expense                                     --
     Interest income and other                            --
     Impairment/restructuring charges                     --
                                                    --------
         TOTAL COSTS AND EXPENSES                         --
                                                    --------
     Income/(Loss) before income taxes                    --
     Taxes on income/(loss)                               --
                                                    --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS             --
                                                    --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                    --
     Taxes on income/(loss)                               --
                                                    --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS           --
                                                    --------
NET INCOME/(LOSS)                                   $     --
                                                    --------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                         APRIL 1, 2004 -
FLEMING TRANSPORTATION SERVICES, INC.                    APRIL 30, 2004
-------------------------------------                    ---------------
NET SALES                                                   $     --
COSTS AND EXPENSES:
     Cost of sales                                                --
     Selling and administrative                                   --
     Reorganization items, net                                    --
     Interest expense                                             --
     Interest income and other                                    --
     Impairment/restructuring charges                             --
                                                            --------
         TOTAL COSTS AND EXPENSES                                 --
                                                            --------
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     --
                                                            --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   --
                                                            --------
NET INCOME/(LOSS)                                           $     --
                                                            --------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.



                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                          APRIL 1, 2004 -
HEAD DISTRIBUTING COMPANY                                 APRIL 30, 2004
-------------------------                                 ---------------
NET SALES                                                   $    7,612
COSTS AND EXPENSES:
     Cost of sales                                              (7,446)
     Selling and administrative                                   (463)
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                     (62)
     Impairment/restructuring charges                               --
                                                            ----------
         TOTAL COSTS AND EXPENSES                               (7,971)
                                                            ----------
     Income/(Loss) before income taxes                            (359)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     (359)
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $     (359)
                                                            ----------



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                           APRIL 1, 2004 -
MINTER-WEISMAN CO.                                         APRIL 30, 2004
------------------                                         ---------------
NET SALES                                                   $   24,691
COSTS AND EXPENSES:
     Cost of sales                                             (24,110)
     Selling and administrative                                   (655)
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                       1
     Impairment/restructuring charges                               --
                                                            ----------
         TOTAL COSTS AND EXPENSES                              (24,764)
                                                            ----------
     Income/(Loss) before income taxes                             (73)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                      (73)
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $      (73)
                                                            ----------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                          APRIL 1, 2004 -
PIGGLY WIGGLY COMPANY                                     APRIL 30, 2004
---------------------                                     ---------------
NET SALES                                                   $       --
COSTS AND EXPENSES:
     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
                                                            ----------
         TOTAL COSTS AND EXPENSES                                   --
                                                            ----------
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                               0
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      0
                                                            ----------
NET INCOME/(LOSS)                                           $        0
                                                            ----------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                         APRIL 1, 2004 -
PROGRESSIVE REALTY, INC.                                 APRIL 30, 2004
------------------------                                 ---------------
NET SALES                                                   $      --
COSTS AND EXPENSES:
     Cost of sales                                                 --
     Selling and administrative                                    --
     Reorganization items, net                                     --
     Interest expense                                              --
     Interest income and other                                     --
     Impairment/restructuring charges                              --
                                                            ---------
         TOTAL COSTS AND EXPENSES                                  --
                                                            ---------
     Income/(Loss) before income taxes                             --
     Taxes on income/(loss)                                        --
                                                            ---------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                      --
                                                            ---------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            301
     Taxes on income/(loss)                                        --
                                                            ---------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   301
                                                            ---------
NET INCOME/(LOSS)                                           $     301
                                                            ---------


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                          APRIL 1, 2004 -
RAINBOW FOOD GROUP, INC.                                  APRIL 30, 2004
------------------------                                  --------------
NET SALES                                                   $       --
COSTS AND EXPENSES:
     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
                                                            ----------
         TOTAL COSTS AND EXPENSES                                   --
                                                            ----------
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              14
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     14
                                                            ----------
NET INCOME/(LOSS)                                           $       14
                                                            ----------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                          APRIL 1, 2004 -
RETAIL INVESTMENTS, INC.                                  APRIL 30, 2004
------------------------                                  ---------------
NET SALES                                                   $     --
COSTS AND EXPENSES:
     Cost of sales                                                --
     Selling and administrative                                   --
     Reorganization items, net                                    --
     Interest expense                                             --
     Interest income and other                                    --
     Impairment/restructuring charges                             --
                                                            --------
         TOTAL COSTS AND EXPENSES                                 --
                                                            --------
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     --
                                                            --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   --
                                                            --------
NET INCOME/(LOSS)                                           $     --
                                                            --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                          APRIL 1, 2004 -
RFS MARKETING SERVICES, INC.                              APRIL 30, 2004
----------------------------                              ---------------
NET SALES                                                   $       --
COSTS AND EXPENSES:
     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
                                                            ----------
         TOTAL COSTS AND EXPENSES                                   --
                                                            ----------
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              (8)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     (8)
                                                            ----------
NET INCOME/(LOSS)                                           $       (8)
                                                            ----------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                          APRIL 1, 2004 -
RICHMAR FOODS, INC.                                       APRIL 30, 2004
-------------------                                       --------------
NET SALES                                                   $     --
COSTS AND EXPENSES:
     Cost of sales                                                --
     Selling and administrative                                   --
     Reorganization items, net                                    --
     Interest expense                                             --
     Interest income and other                                    --
     Impairment/restructuring charges                             --
                                                            --------
         TOTAL COSTS AND EXPENSES                                 --
                                                            --------
     Income/(Loss) before income taxes                            --
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     --
                                                            --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            20
     Taxes on income/(loss)                                       --
                                                            --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   20
                                                            --------
NET INCOME/(LOSS)                                           $     20
                                                            --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.


                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)

                                                                 AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                  APRIL 30, 2004
------------------------------------------                  --------------


ASSETS
CURRENT ASSETS:

     Cash and cash equivalents [12]                            $   303,142
     Receivables, net [2]                                          421,070
     Inventories                                                   143,951
     Assets held for sale [3]                                        1,495
     Other current assets                                           37,527
                                                               -----------

        TOTAL CURRENT ASSETS                                       907,185
                                                               -----------

Investments and notes receivable, net                                   34
Investment in direct financing leases                                   --

Net property and equipment                                          36,839
                                                               -----------

Other assets                                                        43,570
                                                               -----------

TOTAL ASSETS                                                   $   987,627
                                                               -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable [2]                                      $   206,844
     Liabilities held for sale [3]                                      --
     Other current liabilities                                      50,774
                                                               -----------
        TOTAL CURRENT LIABILITIES                                  257,618
                                                               -----------


Long-term debt                                                          --
Long-term obligations under capital leases                              --
Other liabilities                                                    6,581

Liabilities subject to compromise [4] [5]                        2,438,176

Net intercompany due to (from) [6]                                   1,379

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share                       136,221
     Capital in excess of par value                                710,623
     Reinvested earnings (deficit)                              (2,548,412)
     Accumulated other comprehensive income:
        Additional minimum pension liability [11]                  (15,663)
        Cumulative foreign currency translation adjustment           1,105
                                                               -----------

        TOTAL SHAREHOLDERS' EQUITY                             $(1,716,126)
                                                               -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $   987,627
                                                               -----------



                                                                    FORM MOR - 3


LIABILITIES SUBJECT TO COMPROMISE [4] [5]

Debt and notes payable [7] [8]                                 $ 1,540,701
Accounts payable [9] [13] [14]                                     433,039
Damage estimates for closed and rejected leases [10]               148,555
Other liabilities [9] [15]                                          37,990
Pension obligation [11]                                            258,354
Taxes payable [9] [16]                                              19,538
                                                               -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 2,438,176


GENERAL

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[2] The accounts receivable balance includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved by Fleming for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[3] Continuing Operations for the month includes only the convenience business. The remaining fixed assets of all other businesses have been reclassified as Assets Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, damage estimates for closed and rejected leases, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods.

[5] The Company has paid certain prepetition liabilities and continues to reconcile these payments against Liabilities Subject to Compromise.

[6] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[7] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[8] Debt and notes payable includes bonds, revolver and term loan and related accrued interest balances as of the current month end.

[9] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 2 above.

[10] Damage estimates for closed and rejected leases are current end of month balances.

[11] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. On June 1, 2004, the Court approved a settlement between the Company and the PBGC related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The Fleming Companies, Inc. Statement of Operations for April reflects the necessary adjustments to get the pension accrual to these settlement amounts, including a charge of $145 million relating to the $200 million liability for the General Unsecured Claim.

[12] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $67 million.

[13] Fleming has reached agreement in principle with the lead plaintiffs representing a class of vendors who provided goods directly to third party retailers prior to April 1, 2003 and for which remittances had allegedly been collected by Fleming but not turned over to the vendors (DSD vendors). The settlement amount is $17.5 million. The Fleming Companies, Inc. Statement of Operations for April reflects income of approximately $4.5 million to adjust the liability subject to compromise to the settlement amount. The Court has preliminarily approved this class action settlement, and the parties expect to obtain final approval on July 9, 2004.

CORE-MARK ENTITIES

[14] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 2 above.

[15] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                            AS OF
ABCO FOOD GROUP, INC.                                   APRIL 30, 2004
---------------------                                   --------------

ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $    --
     Receivables, net                                               --
     Inventories                                                    --
     Assets held for sale                                           --
     Other current assets                                            3
                                                               -------
        TOTAL CURRENT ASSETS                                         3
                                                               -------

Investments and notes receivable, net                               --
Investment in direct financing leases                               --
                                                               -------

Net property and equipment                                          --
                                                               -------
Other assets                                                        --
                                                               -------

TOTAL ASSETS                                                   $     3
                                                               -------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $    --
     Liabilities held for sale                                      --
     Other current liabilities                                      --
                                                               -------
        TOTAL CURRENT LIABILITIES                                   --
                                                               -------

Long-term debt                                                      --
Long-term obligations under capital leases                          --
Other liabilities                                                   --

Liabilities subject to compromise                                1,300

Net intercompany due to (from)                                  (1,297)

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                        --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               -------
        TOTAL SHAREHOLDERS' EQUITY                             $    --
                                                               -------



TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $     3
                                                               -------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $    --
Accounts payable                                                 1,300
Damage estimates for closed and rejected leases                     --
Other liabilities                                                   --
Pension obligation                                                  --
Taxes payable                                                       --
                                                               -------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 1,300


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
CORE-MARK INTERNATIONAL, INC.                               APRIL 30, 2004
-----------------------------                               --------------
ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $ 67,183
     Receivables, net                                           131,358
     Inventories                                                 94,589
     Assets held for sale                                            --
     Other current assets                                        31,343
                                                               --------

        TOTAL CURRENT ASSETS                                    324,472
                                                               --------

Investments and notes receivable, net                                --
Investment in direct financing leases                                --
                                                               --------
Net property and equipment                                       18,038
                                                               --------
Other assets                                                     34,754
                                                               --------

TOTAL ASSETS                                                   $377,264
                                                               --------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $107,033
     Liabilities held for sale                                       --
     Other current liabilities                                   14,730
                                                               --------

        TOTAL CURRENT LIABILITIES                               121,763
                                                               --------

Long-term debt                                                       --
Long-term obligations under capital leases                           --
Other liabilities                                                 5,678

Liabilities subject to compromise                                77,979

Net intercompany due to (from)                                  171,844

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                         --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               --------

        TOTAL SHAREHOLDERS' EQUITY                             $     --
                                                               --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $377,264
                                                               --------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $     --
Accounts payable                                                 73,570
Damage estimates for closed and rejected leases                      --
Other liabilities                                                    89
Pension obligation                                                4,270
Taxes payable                                                        50
                                                               --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 77,979

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)
                                                                AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                    APRIL 30, 2004
--------------------------------------                    --------------

ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $    --
     Receivables, net                                            4,692
     Inventories                                                 7,527
     Assets held for sale                                           --
     Other current assets                                           54
                                                               -------


        TOTAL CURRENT ASSETS                                    12,273
                                                               -------

Investments and notes receivable, net                               --
Investment in direct financing leases                               --
                                                               -------

Net property and equipment                                         287
                                                               -------

Other assets                                                        --
                                                               -------




TOTAL ASSETS                                                   $12,560
                                                               -------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $ 1,489
     Liabilities held for sale                                      --
     Other current liabilities                                      --
                                                               -------

        TOTAL CURRENT LIABILITIES                                1,489
                                                               -------

Long-term debt                                                      --
Long-term obligations under capital leases                          --
Other liabilities                                                   --

Liabilities subject to compromise                                5,207

Net intercompany due to (from)                                   5,864

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                        --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               -------
        TOTAL SHAREHOLDERS' EQUITY                             $    --
                                                               -------


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $12,560
                                                               -------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $    --
Accounts payable                                                 5,207
Damage estimates for closed and rejected leases                     --
Other liabilities                                                   --
Pension obligation                                                  --
Taxes payable                                                       --
                                                               -------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 5,207
                                                               -------

NOTES

(1) Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all Financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
CORE-MARK MID-CONTINENT, INC.                              APRIL 30, 2004
-----------------------------                              --------------

ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $    --
     Receivables, net                                           21,874
     Inventories                                                20,309
     Assets held for sale                                           --
     Other current assets                                        3,211
                                                               -------
        TOTAL CURRENT ASSETS                                    45,395
                                                               -------

Investments and notes receivable, net                               --
Investment in direct financing leases                               --


                                                               -------
Net property and equipment                                      11,020
                                                               -------

Other assets                                                     2,080
                                                               -------


TOTAL ASSETS                                                   $58,494
                                                               -------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $ 1,201
     Liabilities held for sale                                      --
     Other current liabilities                                      --

                                                               -------
        TOTAL CURRENT LIABILITIES                                1,201
                                                               -------


Long-term debt                                                      --
Long-term obligations under capital leases                          --
Other liabilities                                                   --

Liabilities subject to compromise                                5,335

Net intercompany due to (from)                                  51,959

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                        --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment

                                                               -------
        TOTAL SHAREHOLDERS' EQUITY                             $    --
                                                               -------


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $58,494
                                                               -------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $    --
Accounts payable                                                 5,304
Damage estimates for closed and rejected leases                     --
Other liabilities                                                   31
Pension obligation                                                  --
Taxes payable                                                       --

                                                               -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 5,335

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)
                                                                AS OF
DUNIGAN FUELS, INC.                                        APRIL 30, 2004
-------------------                                        --------------


ASSETS
CURRENT ASSETS:


     Cash and cash equivalents                                 $    --
     Receivables, net                                            2,941
     Inventories                                                    --
     Assets held for sale                                           --
     Other current assets                                           --
                                                               -------
        TOTAL CURRENT ASSETS                                     2,941
                                                               -------


Investments and notes receivable, net                               --
Investment in direct financing leases                               --
                                                               -------
Net property and equipment                                          --
                                                               -------
Other assets                                                        --
                                                               -------
TOTAL ASSETS                                                   $ 2,941
                                                               -------



LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $    --
     Liabilities held for sale                                      --
     Other current liabilities                                      --
                                                               -------
        TOTAL CURRENT LIABILITIES                                   --
                                                               -------

Long-term debt                                                      --
Long-term obligations under capital leases                          --
Other liabilities                                                   81

Liabilities subject to compromise                                7,683

Net intercompany due to (from)                                  (4,822)

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                        --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               -------
        TOTAL SHAREHOLDERS' EQUITY                             $    --
                                                               -------


TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 2,941
                                                               -------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $    --
Accounts payable                                                 7,148
Damage estimates for closed and rejected leases                     --
Other liabilities                                                   --
Pension obligation                                                  --
Taxes payable                                                      536
                                                               -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 7,683


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.


                                                                   FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)
                                                                AS OF
FAVAR CONCEPTS, LTD                                         APRIL 30, 2004
-------------------                                         --------------

ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $    --
     Receivables, net                                               --
     Inventories                                                    --
     Assets held for sale                                           --
     Other current assets                                           --
                                                                ------
        TOTAL CURRENT ASSETS                                        --
                                                                ------

Investments and notes receivable, net                               --
Investment in direct financing leases                               --

                                                                ------
Net property and equipment                                          --
                                                                ------
Other assets                                                        --
                                                                ------

TOTAL ASSETS                                                   $    --
                                                                ------


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $    --
     Liabilities held for sale                                      --
     Other current liabilities                                      --
                                                                ------
        TOTAL CURRENT LIABILITIES                                   --
                                                                ------

Long-term debt                                                      --
Long-term obligations under capital leases                          --
Other liabilities                                                   --

Liabilities subject to compromise                                1,249

Net intercompany due to (from)                                  (1,249)

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                        --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                ------
        TOTAL SHAREHOLDERS' EQUITY                             $    --
                                                                ------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $    --
                                                                ------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $    --
Accounts payable                                                   542
Damage estimates for closed and rejected leases                     --
Other liabilities                                                   --
Pension obligation                                                  --
Taxes payable                                                      706
                                                               -------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 1,249


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.


                                                                   FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
FLEMING COMPANIES, INC.                                    APRIL 30, 2004
-----------------------                                  -------------------

ASSETS
CURRENT ASSETS:

    Cash and cash equivalents [3]                            $    234,539
    Receivables, net                                              196,041
    Inventories                                                     5,682
    Assets held for sale                                            1,495
    Other current assets                                              152

                                                             ------------
       TOTAL CURRENT ASSETS                                       437,907
                                                             ------------


Investments and notes receivable, net                                  34
Investment in direct financing leases                                   -
                                                             ------------
Net property and equipment                                          3,578
                                                             ------------
Other assets                                                        5,318
                                                             ------------
TOTAL ASSETS                                                 $    446,838
                                                             ------------



LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

    Accounts payable                                             $ 89,848
    Liabilities held for sale                                           -
    Other current liabilities                                      35,910
                                                             ------------


       TOTAL CURRENT LIABILITIES                                  125,758
                                                             ------------


Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                     822

Liabilities subject to compromise                               2,282,088

Net intercompany due to (from)                                   (245,704)

SHAREHOLDERS' EQUITY:

    Common stock, $2.50 par value per share                       136,221
    Capital in excess of par value                                710,623
    Reinvested earnings (deficit)                              (2,548,412)
    Accumulated other comprehensive income:                             -
       Additional minimum pension liability [2]                   (15,663)
       Cumulative foreign currency translation adjustment           1,105
                                                             ------------

       TOTAL SHAREHOLDERS' EQUITY                            $ (1,716,126)
                                                             ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $    446,838
                                                             ------------



LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                       $  1,540,701
Accounts payable                                                  288,648
Damage estimates for closed and rejected leases                   148,555
Other liabilities                                                  35,444
Pension obligation [2]                                            254,084
Taxes payable                                                      14,656
                                                             ------------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $  2,282,088

NOTES


[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. On June 1, 2004, the Court approved a settlement between the Company and the PBGC related to the Fleming Consolidated Pension Plan. The settlement becomes effective on the Effective Date of Fleming's Plan of Reorganization. The terms of the settlement call for the PBGC to receive an Allowed Administrative Claim of $2.0 million, an Allowed Other Priority Non-Tax Claim of $750 thousand, and an Allowed General Unsecured Claim of $200 million. The Fleming Companies, Inc. Statement of Operations for April reflects the necessary adjustments to get the pension accrual to these settlement amounts, including a charge of $145 million relating to the $200 million liability for the General Unsecured Claim.

[3] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $67 million.

                                                                   FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                 AS OF
FLEMING FOODS OF TEXAS, L.P.                                  APRIL 30, 2004
----------------------------                                  --------------


ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $    --
     Receivables, net                                           24,167
     Inventories                                                    --
     Assets held for sale                                           --
     Other current assets                                           62
                                                               -------
        TOTAL CURRENT ASSETS                                    24,229
                                                               -------


Investments and notes receivable, net                               --
Investment in direct financing leases                               --


                                                               -------
Net property and equipment                                          --
                                                               -------
Other assets                                                         4
                                                               -------



TOTAL ASSETS                                                   $24,233
                                                               -------



LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $   248
     Liabilities held for sale                                      --
     Other current liabilities                                      --

                                                               -------
        TOTAL CURRENT LIABILITIES                                  248
                                                               -------


Long-term debt                                                      --
Long-term obligations under capital leases                          --
Other liabilities                                                   --

Liabilities subject to compromise                               14,356

Net intercompany due to (from)                                   9,630

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                        --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment

                                                               -------
        TOTAL SHAREHOLDERS' EQUITY                             $    --
                                                               -------



TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $24,233
                                                               -------



LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $    --
Accounts payable                                                12,356
Damage estimates for closed and rejected leases                     --
Other liabilities                                                  305
Pension obligation                                                  --
Taxes payable                                                    1,696
                                                               -------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $14,356


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.


                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
FLEMING INTERNATIONAL, LTD                                 APRIL 30, 2004
--------------------------                                 --------------

ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $ --
     Receivables, net                                           190
     Inventories                                                 --
     Assets held for sale                                        --
     Other current assets                                        --
                                                               ----
        TOTAL CURRENT ASSETS                                    190
                                                               ----

Investments and notes receivable, net                            --
Investment in direct financing leases                            --
                                                               ----
Net property and equipment                                       --
                                                               ----
Other assets                                                     --
                                                               ----

TOTAL ASSETS                                                   $190
                                                               ----


LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES:

     Accounts payable                                          $ --
     Liabilities held for sale                                   --
     Other current liabilities                                   --

                                                               ----
        TOTAL CURRENT LIABILITIES                                --
                                                               ----

Long-term debt                                                   --
Long-term obligations under capital leases                       --
Other liabilities                                                --

Liabilities subject to compromise                                --

Net intercompany due to (from)                                  190

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                     --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               ----
        TOTAL SHAREHOLDERS' EQUITY                             $ --
                                                               ----

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $190
                                                               ----



LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $ --
Accounts payable                                                 --
Damage estimates for closed and rejected leases                  --
Other liabilities                                                --
Pension obligation                                               --
Taxes payable                                                    --
                                                               ----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.


                                                               FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               AS OF
FLEMING TRANSPORTATION SERVICES, INC.                       APRIL 30, 2004
-------------------------------------                       --------------


ASSETS
CURRENT ASSETS:

     Cash and cash equivalents                                 $  --
     Receivables, net                                             --
     Inventories                                                  --
     Assets held for sale                                         --
     Other current assets                                         --
                                                               -----
        TOTAL CURRENT ASSETS                                      --
                                                               -----

Investments and notes receivable, net                             --
Investment in direct financing leases                             --

                                                               -----
Net property and equipment                                        --
                                                               -----
Other assets                                                      --
                                                               -----
TOTAL ASSETS                                                   $  --
                                                               -----

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

     Accounts payable                                          $   6
     Liabilities held for sale                                    --
     Other current liabilities                                    --
                                                               -----
        TOTAL CURRENT LIABILITIES                                  6
                                                               -----

Long-term debt                                                    --
Long-term obligations under capital leases                        --
Other liabilities                                                 --

Liabilities subject to compromise                                252

Net intercompany due to (from)                                  (259)

SHAREHOLDERS' EQUITY:

     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                      --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                               -----
        TOTAL SHAREHOLDERS' EQUITY                             $  --
                                                               -----



TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $  --
                                                               -----


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                         $  --
Accounts payable                                                 252
Damage estimates for closed and rejected leases                   --
Other liabilities                                                 --
Pension obligation                                                --
Taxes payable                                                     --
                                                               -----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                        $ 252


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                   FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                            AS OF
HEAD DISTRIBUTING COMPANY                                               APRIL 30, 2004
-------------------------                                               --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $     885
     Receivables, net                                                       13,224
     Inventories                                                             4,531
     Assets held for sale                                                       --
     Other current assets                                                      695
                                                                         ---------
        TOTAL CURRENT ASSETS                                                19,335
                                                                         ---------

Investments and notes receivable, net                                           --
Investment in direct financing leases                                           --

                                                                         ---------
Net property and equipment                                                   1,579
                                                                         ---------
Other assets                                                                 1,306
                                                                         ---------
TOTAL ASSETS                                                             $  22,221
                                                                         =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $   4,267
     Liabilities held for sale                                                  --
     Other current liabilities                                                  --
                                                                         ---------
        TOTAL CURRENT LIABILITIES                                            4,267
                                                                         ---------

Long-term debt                                                                  --
Long-term obligations under capital leases                                      --
Other liabilities                                                               --

Liabilities subject to compromise                                            6,366

Net intercompany due to (from)                                              11,587

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                    --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                         ---------
        TOTAL SHAREHOLDERS' EQUITY                                       $      --
                                                                         ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  22,221
                                                                         =========

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                   $      --
Accounts payable                                                             6,360
Damage estimates for closed and rejected leases                                 --
Other liabilities                                                                6
Pension obligation                                                              --
Taxes payable                                                                   --
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   6,366


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                                             AS OF
MINTER-WEISMAN CO.                                                                       APRIL 30, 2004
------------------                                                                       --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                             $     536
     Receivables, net                                                                         14,783
     Inventories                                                                              11,313
     Assets held for sale                                                                         --
     Other current assets                                                                      1,244
                                                                                           ---------
        TOTAL CURRENT ASSETS                                                                  27,877
                                                                                           ---------

Investments and notes receivable, net                                                             --
Investment in direct financing leases                                                             --
                                                                                           ---------
Net property and equipment                                                                     2,336
                                                                                           ---------
Other assets                                                                                      28
                                                                                           ---------
TOTAL ASSETS                                                                               $  30,242
                                                                                           =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                                      $   2,155
     Liabilities held for sale                                                                    --
     Other current liabilities                                                                    --
                                                                                           ---------
        TOTAL CURRENT LIABILITIES                                                              2,155
                                                                                           ---------

Long-term debt                                                                                    --
Long-term obligations under capital leases                                                        --
Other liabilities                                                                                 --

Liabilities subject to compromise                                                              5,178

Net intercompany due to (from)                                                                22,909

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                                      --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                                           ---------
        TOTAL SHAREHOLDERS' EQUITY                                                         $      --
                                                                                           ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                 $  30,242
                                                                                           =========

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                     $      --
Accounts payable                                                                               5,178
Damage estimates for closed and rejected leases                                                   --
Other liabilities                                                                                 --
Pension obligation                                                                                --
Taxes payable                                                                                     --
                                                                                           ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                    $   5,178


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                            AS OF
PIGGLY WIGGLY COMPANY                                                   APRIL 30, 2004
---------------------                                                   --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                            $     --
     Receivables, net                                                          456
     Inventories                                                                --
     Assets held for sale                                                       --
     Other current assets                                                       --
                                                                          --------
        TOTAL CURRENT ASSETS                                                   456
                                                                          --------

Investments and notes receivable, net                                           --
Investment in direct financing leases                                           --
                                                                          --------
Net property and equipment                                                      --
                                                                          --------
Other assets                                                                    --
                                                                          --------
TOTAL ASSETS                                                              $    456
                                                                          ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                     $    149
     Liabilities held for sale                                                  --
     Other current liabilities                                                  --
                                                                          --------
        TOTAL CURRENT LIABILITIES                                              149
                                                                          --------
Long-term debt                                                                  --
Long-term obligations under capital leases                                      --
Other liabilities                                                               --

Liabilities subject to compromise                                              320

Net intercompany due to (from)                                                 (14)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                    --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                          --------
        TOTAL SHAREHOLDERS' EQUITY                                        $     --
                                                                          --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $    456
                                                                          ========

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                    $     --
Accounts payable                                                               319
Damage estimates for closed and rejected leases                                 --
Other liabilities                                                               --
Pension obligation                                                              --
Taxes payable                                                                    1
                                                                          --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                   $    320

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.


                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                             AS OF
PROGRESSIVE REALTY, INC.                                                APRIL 30, 2004
------------------------                                                --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                              $     --
     Receivables, net                                                             --
     Inventories                                                                  --
     Assets held for sale                                                         --
     Other current assets                                                         --
                                                                            --------
        TOTAL CURRENT ASSETS                                                      --
                                                                            --------

Investments and notes receivable, net                                             --
Investment in direct financing leases                                             --
                                                                            --------
Net property and equipment                                                        --
                                                                            --------
Other assets                                                                      --
                                                                            --------
TOTAL ASSETS                                                                $     --
                                                                            ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                       $     --
     Liabilities held for sale                                                    --
     Other current liabilities                                                    --
                                                                            --------
        TOTAL CURRENT LIABILITIES                                                 --
                                                                            --------
Long-term debt                                                                    --
Long-term obligations under capital leases                                        --
Other liabilities                                                                 --

Liabilities subject to compromise                                                  9

Net intercompany due to (from)                                                    (9)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                      --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                            --------
        TOTAL SHAREHOLDERS' EQUITY                                          $     --
                                                                            --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $     --
                                                                            ========

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                      $     --
Accounts payable                                                                   9
Damage estimates for closed and rejected leases                                   --
Other liabilities                                                                 --
Pension obligation                                                                --
Taxes payable                                                                     --
                                                                            --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                     $      9


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.




                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                       AS OF
RAINBOW FOOD GROUP, INC.                                           APRIL 30, 2004
------------------------                                           --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                         $     --
     Receivables, net                                                     4,513
     Inventories                                                             --
     Assets held for sale                                                    --
     Other current assets                                                     9
                                                                       --------
        TOTAL CURRENT ASSETS                                              4,522
                                                                       --------

Investments and notes receivable, net                                        --
Investment in direct financing leases                                        --
                                                                       --------
Net property and equipment                                                   --
                                                                       --------
Other assets                                                                 79
                                                                       --------
TOTAL ASSETS                                                           $  4,601
                                                                       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                  $    298
     Liabilities held for sale                                               --
     Other current liabilities                                               --
                                                                       --------
        TOTAL CURRENT LIABILITIES                                           298
                                                                       --------

Long-term debt                                                               --
Long-term obligations under capital leases                                   --
Other liabilities                                                            --

Liabilities subject to compromise                                        19,793

Net intercompany due to (from)                                          (15,490)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                 --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                       --------
        TOTAL SHAREHOLDERS' EQUITY                                     $     --
                                                                       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $  4,601
                                                                       ========
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $     --
Accounts payable                                                         19,793
Damage estimates for closed and rejected leases                              --
Other liabilities                                                            --
Pension obligation                                                           --
Taxes payable                                                                --
                                                                       --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $ 19,793


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                            AS OF
RETAIL INVESTMENTS, INC.                                                APRIL 30, 2004
------------------------                                                --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                               $     --
     Receivables, net                                                              --
     Inventories                                                                   --
     Assets held for sale                                                          --
     Other current assets                                                          --
                                                                             --------
        TOTAL CURRENT ASSETS                                                       --
                                                                             --------

Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                             --------
Net property and equipment                                                         --
                                                                             --------
Other assets                                                                       --
                                                                             --------
TOTAL ASSETS                                                                 $     --
                                                                             ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                        $     --
     Liabilities held for sale                                                     --
     Other current liabilities                                                     --
                                                                             --------
        TOTAL CURRENT LIABILITIES                                                  --
                                                                             --------
Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                                  --

Net intercompany due to (from)                                                     --

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                       --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                             --------
        TOTAL SHAREHOLDERS' EQUITY                                           $     --
                                                                             --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $     --
                                                                             ========
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                       $     --
Accounts payable                                                                   --
Damage estimates for closed and rejected leases                                    --
Other liabilities                                                                  --
Pension obligation                                                                 --
Taxes payable                                                                      --
                                                                             --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      $     --

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                             AS OF
RFS MARKETING SERVICES, INC.                                             APRIL 30, 2004
----------------------------                                             --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                               $     --
     Receivables, net                                                              --
     Inventories                                                                   --
     Assets held for sale                                                          --
     Other current assets                                                          --
                                                                             --------
        TOTAL CURRENT ASSETS                                                       --
                                                                             --------

Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                             --------
Net property and equipment                                                         --
                                                                             --------
Other assets                                                                       --
                                                                             --------
TOTAL ASSETS                                                                 $     --
                                                                             ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                        $     --
     Liabilities held for sale                                                     --
     Other current liabilities                                                     --
                                                                             --------
        TOTAL CURRENT LIABILITIES                                                  --
                                                                             --------

Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                                  --

Net intercompany due to (from)                                                     --

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                       --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                             --------
        TOTAL SHAREHOLDERS' EQUITY                                           $     --
                                                                             --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $     --
                                                                             ========
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                       $     --
Accounts payable                                                                   --
Damage estimates for closed and rejected leases                                    --
Other liabilities                                                                  --
Pension obligation                                                                 --
Taxes payable                                                                      --
                                                                             --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      $     --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                        AS OF
RICHMAR FOODS, INC.                                                 APRIL 30, 2004
-------------------                                                 --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                         $     --
     Receivables, net                                                     6,831
     Inventories                                                             --
     Assets held for sale                                                    --
     Other current assets                                                   753
                                                                       --------
        TOTAL CURRENT ASSETS                                              7,584
                                                                       --------

Investments and notes receivable, net                                        --
Investment in direct financing leases                                        --
                                                                       --------
Net property and equipment                                                   --
                                                                       --------
Other assets                                                                 --
                                                                       --------
TOTAL ASSETS                                                           $  7,584
                                                                       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                  $    149
     Liabilities held for sale                                               --
     Other current liabilities                                              134
                                                                       --------
        TOTAL CURRENT LIABILITIES                                           283
                                                                       --------
Long-term debt                                                               --
Long-term obligations under capital leases                                   --
Other liabilities                                                            --

Liabilities subject to compromise                                        11,060

Net intercompany due to (from)                                           (3,759)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share
     Capital in excess of par value
     Reinvested earnings (deficit)
     Accumulated other comprehensive income:                                 --
        Additional minimum pension liability
        Cumulative foreign currency translation adjustment
                                                                       --------
        TOTAL SHAREHOLDERS' EQUITY                                     $     --
                                                                       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $  7,584
                                                                       ========


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                 $     --
Accounts payable                                                          7,053
Damage estimates for closed and rejected leases                              --
Other liabilities                                                         2,115
Pension obligation                                                           --
Taxes payable                                                             1,892
                                                                       --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $ 11,060


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.



                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.


                                    BEGINNING        AMOUNT                          ENDING
                                       TAX         WITHHELD OR       AMOUNT           TAX
FLEMING [9]                         LIABILITY        ACCRUED        PAID [9]        LIABILITY
-----------                         ---------      -----------      --------        ---------
FEDERAL
Payroll Taxes [1]                   $     --        $     --        $     --         $     --
Income [10]                         $    152              --        $    (23)             129
                                    --------        --------        --------         --------
    TOTAL FEDERAL TAXES             $    152        $     --        $    (23)        $    129
                                    --------        --------        --------         --------
STATE AND LOCAL
Payroll Taxes [1]                   $     --        $     --        $     --         $     --
Sales [2]                           $     --              --              --               --
Excise [2]                          $    144              --              --              144
Real & Personal Property [3]        $  2,441              --              --            2,441
Cigarette & Tobacco [4]             $     --              --              --               --
Franchise [2]                       $    411              --              --              411
                                    --------        --------        --------         --------
    Total State and Local           $  2,996        $     --        $     --         $  2,996
                                    --------        --------        --------         --------
TOTAL TAXES                         $  3,148        $     --        $    (23)        $  3,125
                                    --------        --------        --------         --------



                                    BEGINNING        AMOUNT                          ENDING
                                       TAX         WITHHELD OR       AMOUNT            TAX
CORE-MARK[9]                        LIABILITY        ACCRUED          PAID          LIABILITY
------------                        ---------      -----------      --------        ---------
FEDERAL
Payroll Taxes [1]                   $    304        $  2,824        $ (2,781)        $    347
Income [10]                         $    237              --              --              237
                                    --------        --------        --------         --------
    TOTAL FEDERAL TAXES             $    541        $  2,824        $ (2,781)        $    584
                                    --------        --------        --------         --------
STATE AND LOCAL
Payroll Taxes [1]                   $      3        $    390        $   (417)        $    (24)
Sales                               $     17              35             (39)              14
Excise                              $    414             253            (157)             510
Real & Personal Property [3]        $    782             113            (118)             777
Cigarette & Tobacco                 $ 34,152          80,081         (81,713)          32,520
Other: GST [5]                      $  2,169           1,918          (2,068)           2,019
Other: Spokane & Portland
  B&O Tax [6]                       $     58              55             (58)              55
                                    --------        --------        --------         --------
    Total State and Local           $ 37,595        $ 82,845        $(84,570)        $ 35,870
                                    --------        --------        --------         --------
TOTAL TAXES                         $ 38,136        $ 85,669        $(87,351)        $ 36,454
                                    --------        --------        --------         --------



                      SUMMARY OF UNPAID POSTPETITION DEBTS


FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)              AMOUNT
---------------------------------------------            ----------
Current                                                  $       --
0 - 30 days [7]                                              90,699
31 - 60 days                                                     --
61 - 90 days                                                     --
91+ days                                                         --
                                                         ----------
Total Accounts Payable [8]                               $   90,699
                                                         ----------



CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)            AMOUNT
-----------------------------------------------          -----------
Current                                                  $       --
0 - 30 days [7]                                             116,145
31 - 60 days                                                     --
61 - 90 days                                                     --
91+ days                                                         --
                                                         ----------
Total Accounts Payable [8]                               $  116,145
                                                         ----------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the previous months balance the net accrual increase or decrease in the current month.

[3] Fleming's postpetition real and personal property tax amounts are reviewed on an continuing basis and the Company anticipates additional adjustments will be made in future periods. Additionally, Core-Mark's real and personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]      GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[10] The Federal Income Tax category includes balances and activity for both Federal and State.



                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS


FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                              AMOUNT
-----------------------------------------                             ---------
Not Due                                                               $   2,865
Current                                                                   6,892
1 - 7 days old                                                              738
8 - 14 days old                                                             738
15 - 21 days old                                                            738
+ Over 21 days                                                          301,928
Credits Over 21 days [5]                                                     --
                                                                      ---------
Total Accounts Receivable                                             $ 313,899
Amount considered uncollectible (Bad Debt) [3]                          (78,760)
                                                                      ---------
Accounts Receivable (Net)                                             $ 235,139
                                                                      ---------




CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]                            AMOUNT
-------------------------------------------                           ---------
Current                                                               $ 170,770
1 - 30 days old                                                          15,108
31 - 45 days old                                                            433
40 - 60 days old                                                            408
61 - 90 days old                                                            516
91 - 120 days old                                                           104
+ Over 120 days                                                           3,970
                                                                      ---------
Total Accounts Receivable                                             $ 191,309
Amount considered uncollectible (Bad Debt) [3]                           (5,377)
                                                                      ---------
Accounts Receivable (Net)                                             $ 185,932
                                                                      ---------



                              DEBTOR QUESTIONNAIRE



MUST BE COMPLETED EACH MONTH                                                    YES           NO
----------------------------                                                    ---           --
1.   Have any assets been sold or transferred outside the normal
     course of business this reporting period?                                                 X
     If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a
     debtor in possession account this reporting period?                                       X
     If yes, provide an explanation below.

3.   Have all postpetition tax returns been timely filed?  If no,
     provide an explanation below.                                               X

4.   Are workers compensation, general liability and other necessary
     insurance coverages in effect?                                              X
     If no, provide an explanation below.


NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. Four of the seven divisions were closed in 2003. In cases where the aging of detail accounts receivable amounts are not available, the amount is allocated to the aging brackets.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as the end of the current month.

[4] Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current.

[5] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   04/01/04 - 04/30/04

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

Ernst & Young LLP       2121 San Jacinto Street, Suite 1500                Dallas Office
                        Dallas TX 75201                             Phone (214) 969-8000
                                                                Facsimile (214) 969-9770


FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   APRIL 1, 2004 TO APRIL 30, 2004

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         o Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         o Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         o Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

         o Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         o Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

      June 8, 2004                                    /s/ LISA S. VINES
---------------------------                     -------------------------------
         Date                                   Lisa Shield Vines, Partner